UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

Con-way Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5046	94-1444798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Ann Arbor, Michigan	48105
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (734) 994-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

On March 19, 2013, Con-way Inc. issued a press release providing an update on first quarter 2013 trends at Con-way Freight, the company's less-than-truckload business unit. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Con-way Inc.

Date: March 20, 2013	By:	/s/ Stephen L. Bruffett
Stephen L. Bruffett
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 19, 2013